Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 7 – INCOME TAXES

Pacific Gold uses the asset/liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During 2012 and 2011, Pacific Gold incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is $44,995,274 at December 31, 2012, and will expire in the years 2016 through 2032.

Net operating loss carry forwards expire according to the following:

Year of NOL	NOL	Expires
2012	16,623,152	2032
2011	1,494,150	2031
2010	949,914	2030
2009	1,487,666	2029
2008	2,683,371	2028
2007	6,079,380	2027
2006	9,246,058	2026
2005	5,214,449	2025
2004	920,240	2024
2003	233,661	2018
2002	26,326	2017
2001	36,907	2016

Total	$44,995,274

At December 31, 2012, deferred taxes (34%) consisted of the following:

	Current	Noncurrent
Deferred tax assets
Net operating losses	$-	$15,298,393
Valuation allowance	-	(15,298,393)
Net deferred tax asset	$-	$-

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible net operating loss carry forwards. The valuation allowance has increased $5,689,909 from December 31, 2011.

A reconciliation between income taxes at statutory tax rates (34%) and the actual income tax provision for continuing operations as of December 31, 2012 follows:

Expected Provision (based on statutory rate)	$(5,651,872)
Difference between 2011 NOL estimate and actual	(38,037)
Increase/(decrease) in valuation allowance	5,689,909
Total actual provision	$—

There are no adjustments to deferred tax assets or liabilities for material uncertain tax positions on returns that have been filed or that will be filed. The Company continues to incur large net operating losses as disclosed above. Since it is not certain that these net operating loss carry forwards will ever produce a tax benefit, even if examined by taxing authorities and disallowed entirely, there would be no effect on the consolidated financial statements.

A reconciliation of our unrecognized tax benefits for 2012 is presented as follows:

Balance as of January 1, 2012	$—
Additions based on tax positions related to the current year	—
Additions based on tax positions related to prior years	—
Reductions for tax positions of prior years	—
Reductions due to expiration of statute of limitations	—
Settlements with taxing authorities	—

Balance as of December 31, 2012	$—

The Company has filed income tax returns in the U.S. federal jurisdiction.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. During the years ended December 31, 2012, and 2011, the Company recognized no interest and penalties. The Company had no payments of interest and penalties accrued at December 31, 2012 and 2011, respectively.